UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)   (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2018

Item 1.  Reports to Stockholders.

Semiannual Report 11/30/2018

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Short Term Municipal Fund

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal 1 Year (1-2) Index

6-Month	0.68%	-1.59%	0.74%

1-Year	1.09	-1.18	1.42

5-Year	1.87	1.41	0.76

Since Inception (12/6/10)	2.12	1.83	0.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Short Term Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of November 30, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 1.94% and, for investors in the top 2018 tax bracket, a taxable equivalent yield of 2.91%. Tax-free income comprised 100% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

After its November meeting, the Federal Open Market Committee (FOMC) announced that it would hold its target of the federal funds rate between 2% and 2.25%. This decision followed earlier quarter-point increases in June and September 2018.

Officials at the November meeting signaled at least one more rate increase in December 2018 as long as inflation and job market data came in line with expectations. In an interview in November 2018, Federal Reserve Vice Chair Richard Clarida suggested the Fed needs to rely heavily on data in regards to future rate increases, because current rates are in the

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 1.53% at the end of this reporting period. At 1.94%, the distribution yield at NAV for this Fund’s Class A shares was 41 basis points higher than the category average.

“vicinity” of a neutral policy rate (2.5% to 3.5%).

The target range, which was set to the range and December 2015, has had eight increases of zero to 0.25% between December 2008

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.94%

Dividend Yield with sales charge	1.89

Standardized Yield	1.72

Taxable Equivalent Yield	2.91

Last distribution (11/27/18)	$0.006

Total distributions (6/1/18 to 11/30/18)	$0.036

Endnotes for this discussion begin on page 9 of this report.

4        OPPENHEIMER SHORT TERM MUNICIPAL FUND

of 0.25 percentage points to date. The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

Note: On December 19, 2018, after the end of this Fund’s reporting period, the FOMC raised the Fed Funds target rate to the range of 2.25% to 2.50%. This ninth consecutive quarter-point increase was expected, but the announcement that 2019 would likely see two or fewer rate increases was not and U.S. markets became increasingly volatile. Prior to December, the FOMC had said that it expected to raise the Fed Funds rate at least three times in 2019.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.66%, 25 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, with yields at the short end of the curve rising less than yields on securities with maturities of 20 years or longer. The Treasury curve continued to flatten this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve steepened during the reporting period and remained steeper than the Treasury curve. As of November 30, 2018, 30-year, AAA-rated munis continued to be considered cheap to 30-year Treasuries.

For the most part, Treasury yields were nominally higher than the yields on AAA-rated munis with comparable maturities as of November 30, 2018. Nonetheless, the after-tax income generated by a AAA-rated muni would match or exceed the after-tax income generated by a Treasury security with a comparable maturity for any taxpayer with a federal tax rate of 25% or more. The yield on the 30-year Treasury was slightly higher than the yield on a 30-year AAA-rated muni at the end of this reporting period, meaning that nearly every taxpayer would earn more on an after-tax basis by investing in the long-term muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government; municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period. Investors should note that as of June 29, 2018, the Fund was no longer permitted to invest in or hold any bonds issued by the Commonwealth of Puerto Rico or any other U.S. territory, commonwealth or possession. Less than 3% of the Fund’s assets were

5        OPPENHEIMER SHORT TERM MUNICIPAL FUND

invested in Puerto Rico at the outset of this reporting period; the Fund’s small positions in territory paper were all sold on or before June 29, 2018.

FUND PERFORMANCE

Oppenheimer Short Term Municipal Fund held more than 570 securities as of November 30, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 0.6 cents per share throughout this reporting period. In all, the Fund distributed 3.6 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Nine of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings in general obligation (G.O.) bonds. This sector, the Fund’s largest as of November 30, 2018, consists of bonds issued by various municipalities, and most of the Fund’s holdings are insured.

G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Of the top sectors listed on page 8 of this report, only the gas utilities sector was not among the 10 best-performing sectors this reporting period.

Research-based security selection continued to be a factor in the strong performance of the sectors that contributed the most to the Fund’s total return this reporting period. The hospital/healthcare sector, the Fund’s second largest sector as well as second-best contributor to performance, include many investment-grade securities. Bonds in the education sector, the Fund’s third largest sector and the third-strongest contributor to performance this reporting period, primarily finance the infrastructure needs of a variety of charter schools across the nation. The municipal leases sector, which consists of securities backed by the proceeds of lease arrangements entered into by state and local governments, was the Fund’s fourth largest sector and its fourth-best contributor to total return as of November 30, 2018. Water utilities, the Fund’s sixth largest sector and the eighth-best contributor this reporting period, finance an assortment of projects within a municipality’s water system. Holdings in the marine/aviation facilities sector, this Fund’s seventh largest sector and ninth-best performer, are typically high-grade investments backed by valuable collateral. The multifamily housing sector was the eighth largest sector and tenth-best performer at the

6        OPPENHEIMER SHORT TERM MUNICIPAL FUND

end of the reporting period. The securities in this sector continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in this housing sector are likely to bring benefit to investors over the long term. The ninth and tenth largest sectors as of November 30, 2018 – U.S. government obligations and government appropriations – also were among the ten strongest contributors to the Fund’s performance.

Gas utilities, the Fund’s fifth-largest sector, was the only detractor this reporting period and reduced the Fund’s performance very slightly.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity (AEM) of 2 years or less for its portfolio. The Fund may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets and the credit quality of the securities are measured at the time of purchase. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Effective June 29, 2018, the Fund was renamed Oppenheimer Short Term Municipal Fund. The Fund’s AEM and its threshold for below-investment-grade securities will be maintained. New limits were added to the prospectus on that date, including limits to state and sector holdings. The Fund will not invest in any territory debt.

Charles S. Pulire, CFA
Vice President and
Senior Portfolio Manager

Charlie Pulire has been named portfolio manager of the Fund and will continue to manage the portfolio, as he has done since its inception. With support as needed from the Oppenheimer Municipal Fund Management Team, Charlie will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

7        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	21.8%
Hospital/Healthcare	9.0
Education	8.2
Municipal Leases	6.2
Gas Utilities	6.1
Water Utilities	4.8
Marine/Aviation Facilities	4.5
Multifamily Housing	4.5
U.S. Government Obligations	3.4
Government Appropriation	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	7.5%	1.3%	8.8%
AA	31.8	2.1	33.9
A	38.6	2.9	41.5
BBB	8.5	3.5	12.0
BB or lower	2.3	1.5	3.8
Total	88.7%	11.3%	100.0%

The percentages above are based on the market value of the securities as of November 30, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

8        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 11/30/18

	Without Sales Charge	With Sales Charge
Class A	1.94%	1.89%
Class C	1.08	N/A
Class Y	2.22	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 11/30/18
Class A	1.72%
Class C	1.01
Class Y	2.01

TAXABLE EQUIVALENT YIELDS
As of 11/30/18
Class A	2.91%
Class C	1.71
Class Y	3.40

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	0.68%	1.09%	1.87%	2.12%
Class C (ORSCX)	12/6/10	0.29	0.33	1.11	1.34
Class Y (ORSYX)	12/6/10	0.80	1.34	2.12	2.36

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	-1.59%	-1.18%	1.41%	1.83%
Class C (ORSCX)	12/6/10	-0.70	-0.66	1.11	1.34
Class Y (ORSYX)	12/6/10	0.80	1.34	2.12	2.36

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal 1 Year (1-2) Index, which consists of investment-grade municipal bonds having remaining

9        OPPENHEIMER SHORT TERM MUNICIPAL FUND

maturities of 1 to 2 years. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.006 for the 35-day accrual period ended November 27, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on November 27, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y shares are annualized based on dividends of $0.0033 and $0.0069, respectively, for the 35-day accrual period ended November 27, 2018 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended November 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended November 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 135 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal tax rate of 40.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018 and are

10        OPPENHEIMER SHORT TERM MUNICIPAL FUND

subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges, and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

11        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018
Class A	$ 1,000.00	$ 1,006.80	$ 4.29
Class C	1,000.00	1,002.90	8.12
Class Y	1,000.00	1,008.00	3.08

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.81	4.32
Class C	1,000.00	1,017.00	8.17
Class Y	1,000.00	1,022.01	3.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2018 are as follows:

Class	Expense Ratios
Class A	0.85%
Class C	1.61
Class Y	0.61

13        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—98.7%
Alabama—0.1%
$645,000	AL Health Care Authority for Baptist Health of Alabama[1]	5.000%	11/15/2021	12/31/2018	A	$646,780
260,000	AL Public Hsg. Authority, Series B1	4.450	01/01/2024	01/01/2019	A	260,478
10,000	Baldwin County, AL Public Building Authority[1]	4.375	06/01/2028	12/31/2018	A	10,019
10,000	Lee County, AL Public Building Authority (DHR Building)[1]	4.250	09/01/2022	12/31/2018	A	10,018
460,000	Mobile, AL Improvement District (McGowin Park)	4.000	08/01/2020	11/24/2019	B	462,056
						1,389,351
Alaska—0.7%
7,160,000	Koyukuk, AK Revenue (Tanana Chiefs Conference Health Care Facility-Dena’ Nena’ Henash)	7.000	10/01/2023	10/01/2019	A	7,452,987
150,000	University of Alaska[1]	4.000	10/01/2023	10/01/2019	A	152,186
						7,605,173
Arizona—0.4%
10,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)[1]	4.375	06/01/2024	12/31/2018	A	10,018
105,000	AZ Game & Fish Department (Administration Building)[1]	5.000	07/01/2032	01/01/2019	A	105,224
25,000	Pima County, AZ IDA (Clark County Detention Facility)[1]	4.125	09/01/2021	12/31/2018	A	25,040
180,000	Pima County, AZ IDA (Excalibur Charter School)	5.000	09/01/2026	06/09/2023	B	176,592
50,000	Pima County, AZ Street & Highway Revenue[1]	4.000	07/01/2020	07/01/2019	A	50,608
275,000	Pinal County, AZ Unified School District No. 43 (Apache Junction)[1]	4.000	07/01/2020	01/01/2019	A	275,443
50,000	Scottsdale, AZ IDA (SHH/SHC/ SHRC/JCLHN Obligated Group)	5.000	09/01/2022	12/09/2018	A	50,111
2,155,000	Westpark, AZ Community Facilities District	4.000	07/15/2025	09/06/2022	B	2,182,455
1,030,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)[1]	3.900	09/01/2024	04/11/2022	B	1,028,373
1,190,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)[1]	7.625	03/01/2031	01/07/2021	C	1,310,464
						5,214,328
Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)[1]	5.250	11/01/2019	12/31/2018	A	25,067

14        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California—8.1%
$8,915,000	Alhambra, CA COP (Police Facilities)	6.750%	09/01/2023	10/13/2021	B	$9,738,657
5,000,000	Anaheim, CA Public Financing Authority[1]	6.000	09/01/2024	01/03/2023	B	5,724,150
20,000	Barstow, CA Redevel. Agency[1]	4.700	09/01/2022	12/31/2018	A	20,047
450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		487,417
475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		522,186
20,000	CA County Tobacco Securitization Agency[1]	4.250	06/01/2021	12/31/2018	A	20,045
45,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	12/31/2018	A	45,440
5,250,000	CA Educational Facilities Authority (Claremont Graduate University) Floaters Series 2017-7007 Trust[1]	2.140 [2]	03/01/2042	12/13/2018	A	5,250,000
570,000	CA Pollution Control Financing Authority (Calplant I)	7.000	07/01/2022	10/09/2021	B	587,357
170,000	CA Public Works (California Community Colleges)[1]	4.500	10/01/2026	12/31/2018	A	170,318
20,000	CA Public Works (California Community Colleges)[1]	4.875	12/01/2018	12/01/2018		20,000
50,000	CA Public Works (California Community Colleges)[1]	5.250	09/01/2019	12/31/2018	A	50,131
25,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2019	12/31/2018	A	25,070
50,000	CA Public Works (Various Community Colleges)[1]	4.875	12/01/2018	12/01/2018		50,000
195,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	12/31/2018	A	195,571
200,000	CA Statewide CDA (588 Charleston Project)	5.000	11/01/2019	11/01/2019		204,258
1,345,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	01/14/2021	B	1,417,576
35,000	CA Water Resource Devel. GO, Series Q1	4.750	03/01/2021	12/31/2018	A	35,078
225,000	Castaic, CA Union School District	2.859 [3]	11/01/2019	11/01/2019		220,572
15,000	Cutler-Orosi, CA Joint Unified School District[1]	4.125	08/01/2019	12/31/2018	A	15,026
10,000,000	El Centro, CA Financing Authority (El Centro Regional Medical Center) Tender Option Bond Series 2018-XF1072 Trust	2.040 [2]	07/01/2058	12/18/2018	A	10,000,000
15,000	El Paso De Robles, CA GO1	5.000	08/01/2019	12/31/2018	A	15,036
5,000	Fresno, CA Sewer System[1]	5.250	09/01/2019	09/01/2019		5,123
4,545,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2024	03/01/2019	A	4,580,224
75,000	Gilroy, CA GO (Gilroy Community Library)[1]	5.000	02/01/2023	12/31/2018	A	75,196

15        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,200,000	Howell Mountain, CA Elementary School District	3.418%[3]	08/01/2027	09/10/2024	B	$878,964
580,000	Imperial, CA PFA (Wastewater Facility)[1]	5.000	10/15/2019	10/15/2019		596,031
610,000	Imperial, CA PFA (Wastewater Facility)[1]	5.000	10/15/2020	10/15/2020		645,032
845,000	Imperial, CA PFA (Water Facility)[1]	5.000	10/15/2019	10/15/2019		868,356
885,000	Imperial, CA PFA (Water Facility)[1]	5.000	10/15/2020	10/15/2020		935,826
1,000,000	Inglewood, CA Unified School District[1]	5.250	10/15/2021	04/13/2021	B	1,063,020
960,000	Jefferson, CA Union High School District[1]	6.250	08/01/2020	09/07/2019	B	992,294
20,000	Lake Elsinore, CA School Financing Authority[1]	4.375	10/01/2031	12/31/2018	A	20,036
10,000	Lodi, CA Wastewater System[1]	4.750	10/01/2024	12/31/2018	A	10,023
25,000	Modesto, CA COP (Golf Course)[1]	5.000	11/01/2023	12/06/2021	B	25,938
4,000,000	Montebello, CA Unified School District Floaters Series 2017- XF0576 Trust[1]	2.040 [2]	08/01/2046	12/07/2018	A	4,000,000
900,000	Natomas, CA Unified School District[1]	5.950	09/01/2021	05/20/2020	B	944,334
545,000	Northern, CA Inyo County Local Hospital District[1,4]	6.000	12/01/2021	03/21/2020	A	557,551
75,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2019	A	76,078
2,210,000	Orange County, CA COP (Civic Center Facilities)	3.330 [3]	12/01/2018	12/01/2018		2,210,000
700,000	Palomar Pomerado, CA Health Care District COP	5.500	11/01/2019	11/01/2019		723,667
665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2019	09/01/2019		678,353
695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2020	09/01/2020		725,253
120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2019	09/02/2019		121,420
125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		128,331
190,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1,4]	6.500	12/01/2021	06/30/2020	B	203,488
20,000	Rocklin, CA Unified School District Community Facilities District No. 1[1]	4.125	09/01/2019	12/31/2018	A	20,021
2,605,000	Sacramento, CA City Financing Authority[1]	5.400	11/01/2020	05/07/2020	B	2,721,782

16        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$70,000	Sacramento, CA City Financing Authority[1]	5.400%	11/01/2020	05/07/2020	B	$73,138
530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		558,821
20,000,000	San Jose, CA Airport Floaters Series 2017-XM0503 Trust	1.990 [2]	03/01/2025	12/07/2018	A	20,000,000
100,000	San Juan Capistrano, CA GO1	3.000	08/01/2021	12/31/2018	A	100,081
45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)[1]	4.500	12/01/2018	12/01/2018		45,000
300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		308,085
605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		636,750
365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		392,598
255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		271,850
10,000	Southern CA Logistics Airport Authority[1,4]	4.125	12/01/2020	12/21/2018	A	10,091
220,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	05/24/2020	B	219,536
287,000	Vallejo, CA Sanitation & Flood Control District[1]	5.000	07/01/2019	07/01/2019		291,050
130,000	Vernon, CA Electric System	5.125	08/01/2021	08/01/2019	A	132,951
510,000	Vernon, CA Electric System[1]	5.125	08/01/2021	08/01/2019	A	519,343
15,000	Westlands, CA Water District[1]	4.500	09/01/2023	12/31/2018	A	15,031
5,000	Westlands, CA Water District[1]	4.500	09/01/2024	12/31/2018	A	5,010
250,000	Westlands, CA Water District[1]	5.000	09/01/2021	09/01/2021		269,830
250,000	Westlands, CA Water District[1]	5.000	09/01/2022	09/01/2022		275,943
10,980,000	Whittier, CA Health Facilities (PIH/ IC/IMC/DRMCH Obligated Group)[1]	4.900	06/01/2026	03/08/2021	A	11,618,048
						94,363,432
Colorado—1.7%
65,000	Arkansas River, CO Power Authority[1]	5.000	10/01/2020	04/07/2020	B	66,867
17,850,000	CO Health Facilities Authority (Catholic Health Initiatives) Floaters Series 2015-XF1003 Trust[1]	1.880 [2]	02/01/2041	12/07/2018	A	17,850,000
5,000	Fort Lewis, CO College Board of Trustees[1]	4.375	10/01/2020	12/31/2018	A	5,010
15,000	Pueblo County, CO GO COP[1]	4.500	12/01/2024	12/31/2018	A	15,030

17        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Colorado (Continued)
$1,435,000	Southglenn, CO Metropolitan District[4]	3.000%	12/01/2021	06/28/2020	B	$1,409,988
5,000	Weld County, CO School District RE002[1]	5.000	12/01/2021	12/24/2018	A	5,012
						19,351,907
Connecticut—2.7%
6,120,000	CT GO1,5	4.150	06/01/2020	06/01/2020		6,222,143
1,000,000	CT GO1	5.000	06/01/2024	06/01/2022	A	1,072,890
11,915,000	CT GO1	5.000	06/01/2025	06/01/2022	A	12,746,667
5,350,000	CT GO1	5.000	11/01/2025	11/01/2021	A	5,672,658
5,050,000	CT GO1	5.000	03/01/2027	03/01/2023	A	5,410,620
200,000	CT H&EFA (Supported Child Care)[1]	3.000	07/01/2020	07/01/2020		202,896
170,000	Darien, CT GO1	4.000	07/15/2019	12/31/2018	A	170,308
100,000	Naugatuck, CT GO1	5.875	02/15/2021	02/15/2020	B	104,101
50,000	University of Connecticut[1]	4.500	02/15/2026	02/15/2019	A	50,212
20,000	University of Connecticut[1]	4.625	02/15/2027	02/15/2019	A	20,088
5,000	Willington, CT GO1	4.000	12/01/2023	12/31/2018	A	5,009
25,000	Winchester, CT GO1	4.500	06/01/2019	12/31/2018	A	25,048
						31,702,640
District of Columbia—0.5%
625,000	District of Columbia (Kipp Charter School)[1]	5.000	07/01/2023	01/21/2022	B	678,131
50,000	District of Columbia Revenue[1]	5.000	06/01/2032	12/31/2018	A	50,098
4,775,000	District of Columbia Water & Sewer Authority[1]	5.500	10/01/2023	11/09/2021	B	5,214,491
						5,942,720
Florida—8.2%
3,750,000	Atlantic Beach, FL Health Care Facilities (Naval Continuing Care Retirement Foundation)[4]	3.000	11/15/2023	05/15/2020	A	3,755,137
150,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	5.500	10/01/2022	04/27/2021	B	157,179
560,000	Bonaventure, FL Devel. District Special Assessment[1]	5.125	11/01/2022	12/31/2018	A	561,014
11,330,000	Broward County, FL Airport System Tender Option Bond Series 2018-XL0088 Trust	1.990 [2]	10/01/2025	12/18/2018	A	11,330,000
70,000	Dade County, FL HFA (Baptist Hospital of Miami)	5.750	05/01/2021	05/14/2020	B	73,427
75,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)[1]	5.125	10/01/2021	12/31/2018	A	75,078
810,000	FL Capital Trust Agency (Gardens Apartments)[1]	3.500	07/01/2025	05/23/2022	B	812,884

18        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$5,000	FL Dept. of General Services (Florida Dept. of Management Services)[1]	5.000%	08/01/2021	01/15/2019	A	$5,068
3,740,000	FL HFC (Homeowner Mtg.)[1]	3.650	07/01/2041	11/01/2020	B	3,660,974
1,695,000	FL Municipal Power Agency[1]	5.000	10/01/2024	10/01/2022	A	1,858,601
1,830,000	FL Water Pollution Control[1]	5.250	01/15/2019	12/31/2018	A	1,840,760
15,000	Hernando County, FL School Board[1]	4.875	12/01/2018	12/01/2018		15,000
895,000	Jea, FL Electric System[1]	4.000	10/01/2025	12/31/2018	A	896,307
100,000	Jea, FL St. John’s River Power Park System[1]	4.000	10/01/2032	12/31/2018	A	100,161
35,000	Miami, FL Special Obligation (Street & Sidewalk Program)[1]	5.250	01/01/2029	01/01/2019	A	35,092
11,130,000	Miami-Dade County, FL Expressway Authority Toll System Floaters Series 2012-DCL006 Trust	1.920 [2]	07/01/2034	12/13/2018	A	11,130,000
17,585,000	Miami-Dade County, FL School Board Floaters Series 2013- DCL002 Trust	1.920 [2]	05/01/2031	12/07/2018	A	17,585,000
10,000,000	Miami-Dade County, FL School Board Floaters Series 2013- DCL003 Trust	1.920 [2]	08/01/2027	12/13/2018	A	10,000,000
15,500,000	Miami-Dade County, FL School Board Floaters Series 2013- DCL005 Trust	1.920 [2]	05/01/2037	12/07/2018	A	15,500,000
20,000	Oldsmar, FL Water & Sewer[4]	5.120 [3]	07/01/2020	10/26/2019	B	17,930
25,000	Orange County, FL (Sales Tax)	6.125	01/01/2019	01/01/2019		25,082
135,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	6.125	09/15/2021	10/06/2020	B	140,627
100,000	Sarasota County, FL Public Hospital Board (Miles-Sarasota Memorial Hospital)[1,5]	0.000	10/01/2021	10/01/2021		103,226
300,000	Sarasota County, FL Public Hospital Board (Sarasota Memorial Hospital)[1]	5.250	07/01/2024	05/03/2023	B	330,291
255,000	Seminole County, FL Water & Sewer[1]	6.000	10/01/2019	10/01/2019		263,680
570,000	South Lake County, FL Hospital District (South Lake Hospital)[1]	6.000	04/01/2029	04/01/2019	A	575,791
4,540,000	St. Lucie County, FL Utility System[1]	6.000	10/01/2020	04/06/2020	B	4,769,769
435,000	Tampa, FL Sports Authority (Tampa Bay Arena)	5.750	10/01/2020	01/07/2020	B	451,935
9,055,000	Twin Creeks North, FL Community Devel. District Floaters Series 2017-XF1066 Trust[1]	1.990 [2]	11/01/2047	12/13/2018	A	9,055,000
250,000	Vero Beach, FL Electric[1]	4.000	12/01/2019	12/14/2018	A	250,183
						95,375,196

19        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia—4.7%
$5,000	Atlanta & Fulton County, GA Recreation Authority[1]	4.125%	12/01/2022	12/31/2018	A	$5,009
20,000	Carrollton, GA Payroll Devel. Authority (State University of West Georgia Foundation)[1]	4.250	08/01/2025	12/31/2018	A	20,033
265,000	Cobb-Marietta, GA Coliseum & Exhibit Hall Authority[1]	5.250	10/01/2019	10/01/2019		271,784
40,000	College Park, GA (Atlanta International Airport)[1]	4.375	01/01/2026	01/01/2019	A	40,077
5,000	Columbus, GA Devel. Authority[1]	4.000	11/01/2019	12/31/2018	A	5,008
25,000	GA HEFA (USG Real Estate Foundation)[1]	5.125	06/15/2024	06/15/2019	A	25,402
36,595,000	GA Main Street Natural Gas[1]	4.000 [2]	04/01/2048	09/01/2023	D	38,187,248
3,700,000	GA Main Street Natural Gas[1]	4.000 [2]	08/01/2048	12/01/2023	D	3,867,869
5,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2018	12/01/2018		5,000
65,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2023	12/31/2018	A	65,162
990,000	GA Municipal Electric Authority[1,5]	3.749	01/01/2020	01/01/2020		994,712
1,305,000	GA Municipal Electric Authority[1,5]	3.749	01/01/2021	01/01/2021		1,312,621
55,000	GA Municipal Electric Authority[1]	5.000	01/01/2023	12/25/2018	A	55,140
1,560,000	GA Municipal Electric Authority[1]	5.500	01/01/2026	12/25/2018	A	1,570,078
25,000	GA Municipal Electric Authority[1]	5.700	01/01/2019	01/01/2019		25,068
170,000	GA Municipal Electric Authority[1]	5.700	01/01/2019	01/01/2019		170,461
250,000	GA Municipal Electric Authority[1]	5.750	01/01/2020	12/25/2018	A	250,563
1,890,000	GA Municipal Electric Authority[1]	6.000	01/01/2023	12/25/2018	A	1,902,209
575,000	GA Private Colleges & University Authority (Mercer University)[1]	5.000	10/01/2020	10/01/2020		599,213
280,000	GA Private Colleges & University Authority (Spelman College)[1]	5.250	06/01/2021	12/31/2018	A	280,764
5,000	Gwinnett County, GA Hospital Authority[1]	4.500	10/01/2024	12/31/2018	A	5,011
165,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250	07/01/2020	01/06/2020	B	171,818
30,000	Milledgeville & Baldwin County, GA Devel. Authority (Georgia College & State University Foundation Property)[1]	4.500	09/01/2025	12/31/2018	A	30,031
4,800,000	Morgan County, GA Hospital Authority (USDA Replacement Hospital)	2.750	09/01/2019	09/01/2019		4,801,632
						54,661,913
Idaho—0.0%
85,000	University of Idaho[1]	5.250 [2]	04/01/2041	03/05/2021	D	90,351
Illinois—10.6%
210,000	Bellwood, IL GO1	5.000	12/01/2026	12/01/2026		239,740
400,000	Bolingbrook, IL Park District	5.250	01/01/2020	07/05/2019	B	406,744

20        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$8,870,000	Centerpoint, IL Intermodal Center Program	4.000%[2]	06/15/2023	06/15/2023		$8,896,166
500,000	Chicago, IL Board of Education	2.893 [3]	12/01/2022	12/01/2022		444,315
550,000	Chicago, IL Board of Education[1]	5.000	12/01/2027	12/31/2018	A	551,259
6,555,000	Chicago, IL Board of Education[1,4]	6.000	01/01/2020	07/08/2019	B	6,642,968
4,745,000	Chicago, IL Board of Education (School Reform)	3.093 [3]	12/01/2020	12/01/2020		4,479,660
2,000,000	Chicago, IL Board of Education (School Reform)	3.244 [3]	12/01/2021	12/01/2021		1,822,000
5,000,000	Chicago, IL Board of Education Floaters Series 2013-DCL001 Trust[1]	2.140 [2]	12/01/2030	12/13/2018	A	5,000,000
80,000	Chicago, IL Building Acquisition COP[1]	5.400	01/01/2019	01/01/2019		80,218
6,110,000	Chicago, IL City Colleges	3.895 [3]	01/01/2024	01/01/2024		5,095,496
105,000	Chicago, IL GO1	5.000	12/01/2020	12/31/2018	A	105,329
175,000	Chicago, IL GO1	5.000	01/01/2027	01/01/2019	A	175,457
245,000	Chicago, IL GO1	5.000	01/01/2027	01/01/2019	A	246,705
1,000,000	Chicago, IL GO1	5.125	01/01/2022	04/28/2020	B	1,020,150
450,000	Chicago, IL GO1	5.250	01/01/2020	01/01/2020		463,815
1,600,000	Chicago, IL Public Building Commission	7.000	01/01/2020	07/09/2019	B	1,645,360
40,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	12/01/2018		40,000
905,000	Chicago, IL Waterworks[1]	5.000	11/01/2025	12/31/2018	A	907,190
300,000	Collinsville, IL Area Recreation District[1]	4.400	12/01/2022	12/31/2018	A	302,916
630,000	Collinsville, IL Area Recreation District[1]	4.500	12/01/2023	12/31/2018	A	636,124
1,800,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)[1]	5.000	12/01/2021	12/01/2021		1,890,684
1,055,000	Cook County, IL Community High School District No. 219 Niles Township[1,4]	5.500	12/01/2019	06/11/2019	B	1,072,988
500,000	Cook County, IL School District No. 127.5 Chicago Ridge[1]	3.750	12/01/2020	12/31/2018	A	500,670
250,000	Cook County, IL School District No. 148 Dolton[1,4]	4.500	12/01/2027	11/02/2019	C	254,075
380,000	Cook County, IL School District No. 148 Dolton[1]	4.750	12/01/2022	12/31/2018	A	380,684
700,000	Cook County, IL School District No. 159 Matteson-Richton Park	2.948 [3]	12/01/2020	12/01/2020		664,762
810,000	Cook County, IL School District No. 88 (Bellwood)[1]	4.100	12/01/2023	12/01/2019	A	820,303
105,000	Eastern Illinois University (Auxiliary Facilities System)[1]	4.125	04/01/2022	04/01/2022		102,872

21        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$300,000	Franklin & Williamson Counties, IL Community Unit School District No. 168[1]	3.250%	12/01/2018	12/01/2018		$300,000
685,000	IL Civic Center[1,4]	6.250	12/15/2020	12/31/2019	B	701,050
440,000	IL Finance Authority (BHF Chicago Hsg. Group)[4]	4.250	12/01/2027	09/25/2023	B	319,810
1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2021	07/01/2021		1,636,712
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2022	07/01/2022		1,083,200
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2023	07/01/2023		1,099,240
2,085,000	IL GO1	4.000	05/01/2024	05/01/2024		2,090,984
7,500,000	IL GO1	5.000	08/01/2022	08/01/2022		8,018,475
3,500,000	IL GO	5.000	10/01/2022	10/01/2022		3,661,980
7,250,000	IL GO1	5.000	01/01/2023	01/01/2020	A	7,431,612
2,000,000	IL GO1	5.000	11/01/2025	11/01/2025		2,122,080
13,800,000	IL GO Floaters Series 2015- XF1012 Trust[1]	1.920 [2]	07/01/2033	12/07/2018	A	13,800,000
5,715,000	IL GO Floaters Series 2015- XF1013 Trust[1]	1.920 [2]	05/01/2033	12/07/2018	A	5,715,000
5,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)[1]	7.600	02/15/2019	12/31/2018	A	5,057
40,000	IL Hsg. Devel. Authority[1]	4.600	09/01/2025	12/31/2018	A	40,082
120,000	IL Medical District COP[1]	5.000	06/01/2022	12/31/2018	A	120,124
1,270,000	IL Regional Transportation Authority[1]	6.700	11/01/2021	11/16/2020	B	1,377,505
160,000	IL Sales Tax[1]	6.500	06/15/2022	12/20/2021	B	167,366
400,000	Iroquois & Kankakee Counties, IL Community Unit School District No. 4[1]	4.125	11/01/2019	12/31/2018	A	400,756
500,000	Kankakee County, IL Community Unit School District No. 1[1]	5.000	02/01/2019	02/01/2019		502,230
600,000	Kankakee County, IL Community Unit School District No. 1[1]	5.000	02/01/2020	02/01/2020		618,816
240,000	Lee & Ogle Counties, IL Community Unit School District No. 275[1]	5.300	12/01/2018	12/01/2018		240,000
1,000,000	Madison Macoupin Counties, IL Community College Districts No. 536[1]	5.000	11/01/2021	11/01/2021		1,060,020
310,000	Matteson, IL Waterworks[1]	4.000	12/01/2019	12/31/2018	A	310,288
240,000	North Chicago, IL GO	4.000	11/01/2019	12/31/2018	A	240,298
600,000	Northern IL University COP[1]	4.000	09/01/2019	09/01/2019		607,752
150,000	Riverdale, IL GO1	4.800	01/01/2023	01/01/2019	A	150,147

22        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$200,000	Rockford, IL GO1	4.125%	12/15/2023	12/31/2018	A	$200,216
300,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		300,018
165,000	Southwestern IL Devel. Authority (Granite City)	5.250	03/01/2023	03/01/2019	A	165,112
1,080,000	Southwestern IL Devel. Authority (Memorial Group)	6.375	11/01/2023	05/31/2022	B	1,216,188
330,000	Sterling, IL Park District[1]	4.000	12/15/2019	12/15/2019		332,653
2,110,000	University of Illinois Board of Trustees COP[1]	5.250	10/01/2022	12/31/2018	A	2,115,507
1,020,000	University of Illinois Board of Trustees COP[1]	5.250	10/01/2026	12/31/2018	A	1,022,662
385,000	University Park, IL (Village of University Park Illinois)	4.200	12/01/2018	12/01/2018		385,000
70,000	University Park, IL (Village of University Park Illinois)	4.250	12/01/2018	12/01/2018		70,000
20,455,000	Will County, IL Community Unit School District No. 365 (Valley View)	3.443 [3]	11/01/2023	11/01/2023		17,845,351
750,000	Will County, IL School District No. 88A Richland[1]	4.100	10/01/2025	10/01/2019	A	758,490
						123,120,431
Indiana—2.1%
10,000	Ball, IN State University[1]	5.000	07/01/2019	01/01/2019	A	10,023
200,000	Carmel, IN Redevel. Authority (Lease Rental)[1]	5.000	08/01/2019	05/04/2019	B	202,472
8,705,000	Gary, IN Sanitary District[1]	5.050	01/15/2029	12/16/2021	A	9,311,913
890,000	Gary/Chicago, IN International Airport Authority[1]	5.500	02/01/2025	02/01/2019	A	894,806
9,075,000	IN Transportation Finance Authority[1]	5.500	12/01/2022	06/26/2021	B	9,856,720
3,000,000	Indiana, IN Bond Bank Special Program Floaters Series 2015-XF0115[1]	1.960 [2]	10/15/2019	12/07/2018	A	3,000,000
45,000	Lawrence Township, IN School Building Corp.[1]	5.000	07/10/2019	04/12/2019	B	45,461
615,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)	5.050	04/01/2026	06/11/2023	B	579,681
835,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)	4.500	01/01/2026	08/17/2023	B	797,876
						24,698,952
Iowa—0.0%
5,000	IA HFA (Multifamily Hsg.)[1]	6.000	04/01/2021	04/01/2019	A	5,052
500,000	Sioux City, IA Community School District[1]	3.300	10/01/2024	12/31/2018	A	500,530
						505,582

23        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Kansas—0.2%
$2,000,000	KS Devel. Finance Authority (Stormont-Vail Healthcare)[1]	5.000%	11/15/2023	11/15/2019	A	$2,054,760
Kentucky—1.9%
25,000	Jefferson County, KY Capital Projects[1]	4.375	06/01/2028	12/31/2018	A	25,048
7,665,000	KY Property & Building Commission[1]	5.000	08/01/2020	08/01/2020		8,004,713
4,750,000	KY Property & Building Commission[1]	5.000	05/01/2027	05/01/2027		5,422,790
5,000,000	KY Property & Building Commission[1]	5.000	05/01/2028	05/01/2028		5,720,050
5,000	KY Rural Water Finance Corp.[1]	4.125	02/01/2023	12/24/2018	A	5,006
10,000	KY Rural Water Finance Corp.[1]	4.375	02/01/2023	12/31/2018	A	10,021
10,000	KY Rural Water Finance Corp.[1]	4.750	02/01/2028	12/24/2018	A	10,019
895,000	Morehead State University KY1	3.700	11/01/2020	12/31/2018	A	896,307
50,000	Paducah, KY Electric Plant Board[1]	4.500	10/01/2023	04/01/2019	A	50,385
315,000	Pikeville, KY Hospital (Pikeville Medical Center)[1]	6.250	03/01/2024	03/01/2021	A	343,756
1,060,000	Pikeville, KY Hospital (Pikeville Medical Center)[1]	6.250	03/01/2024	03/01/2021	A	1,136,002
1,030,000	University of Kentucky[1]	5.000	11/01/2022	12/31/2018	A	1,032,410
						22,656,507
Louisiana—0.2%
1,750,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2020	05/15/2020		1,813,297
390,000	Monroe, LA Sales Tax[1]	3.000	03/01/2020	12/31/2018	A	390,285
						2,203,582
Maine—0.1%
20,000	ME Educational Authority (Student Loan)[1]	4.625	12/01/2019	06/01/2019	A	20,242
1,550,000	ME Educational Authority (Student Loan)[1]	4.750	12/01/2024	12/01/2022	A	1,627,640
5,000	ME H&HEFA[1]	4.200	07/01/2023	01/01/2019	A	5,008
						1,652,890
Maryland—0.7%
65,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.400	07/01/2021	01/01/2019	A	65,120
10,000	MD H&HEFA (Johns Hopkins Health System)	4.987 [3]	07/01/2019	07/01/2019		9,875
7,005,000	MD H&HEFA (Medstar Health)[1]	5.000	08/15/2027	08/15/2023	A	7,731,629
						7,806,624
Massachusetts—1.3%
30,000	Boston, MA Hsg. Authority[1]	5.000	04/01/2027	12/31/2018	A	30,072

24        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Massachusetts (Continued)
$35,000	Boston, MA Hsg. Authority[1]	5.000%	04/01/2028	12/31/2018	A	$35,084
525,000	Boston, MA Water & Sewer[1]	5.250	11/01/2019	11/01/2019		541,044
180,000	Boston, MA Water & Sewer[1]	5.250	11/01/2019	11/01/2019		185,501
50,000	Chesire, MA GO1	4.750	02/01/2024	02/01/2019	A	50,235
10,000	Lynn, MA GO1	4.500	07/15/2024	12/31/2018	A	10,019
1,855,000	MA Bay Transportation Authority[1]	7.000	03/01/2021	03/01/2021		1,962,330
2,000,000	MA Devel. Finance Agency (Berkshire Health System/ Berkshire Medical Center/Fairview Hospital Obligated Group)[1]	5.000	10/01/2022	10/01/2021	A	2,143,540
580,000	MA Devel. Finance Agency (Visual & Performing Arts)[1]	6.000	08/01/2021	08/15/2020	B	611,714
130,000	MA Educational Financing Authority, Series I1	5.250	01/01/2019	01/01/2019		130,328
640,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2022	12/31/2018	A	645,389
3,250,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2027	12/31/2018	A	3,277,463
40,000	MA Ralph C. Mahar Regional School District[1]	4.000	08/01/2019	12/31/2018	A	40,042
4,000,000	MA School Building Authority[1]	5.000	08/15/2025	08/15/2022	A	4,394,000
915,000	MA Water Resources Authority[1]	6.500	07/15/2019	07/15/2019		941,233
10,000	North Reading, MA GO1	4.000	09/15/2023	12/31/2018	A	10,016
25,000	Waltham, MA GO1	4.000	09/15/2024	12/31/2018	A	25,040
15,000	Waltham, MA GO1	4.200	09/15/2027	12/31/2018	A	15,022
5,000	Worcester, MA GO1	4.125	09/15/2023	12/31/2018	A	5,008
10,000	Worcester, MA GO1	4.200	11/01/2024	12/31/2018	A	10,016
						15,063,096
Michigan—1.6%
400,000	Allen Park, MI GO1	4.000	04/01/2020	12/31/2018	A	400,700
265,000	Charyl Stockwell Academy, MI Public School Academy	4.875	10/01/2023	11/04/2021	B	263,129
975,000	Detroit, MI Downtown Devel. Authority[1]	4.750	07/01/2025	12/31/2018	A	987,685
31,000	Detroit, MI GO	5.250	04/01/2019	04/01/2019		30,941
12,375,000	Kent, MI Hospital Finance Authority (Spectrum Health System/Spectrum Health Hospitals Obligated Group)[1]	5.500	11/15/2025	11/15/2021	A	13,471,920
665,000	MI Finance Authority (Unemployment Obligation Assessment)[1]	5.000	07/01/2021	12/19/2018	A	669,741
310,000	MI Hsg. Devel. Authority, Series A1	4.750	10/01/2019	12/31/2018	A	310,632
105,000	Muskegon Heights, MI Water System[1]	4.000	11/01/2021	05/01/2019	A	105,682
185,000	Muskegon Heights, MI Water System[1]	4.000	11/01/2026	05/01/2019	A	185,981
50,000	Northville, MI Public Schools[1]	4.000	05/01/2019	12/31/2018	A	50,077

25        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan (Continued)
$1,400,000	Summit Academy North, MI Public School Academy[1]	4.000%	11/01/2024	11/11/2023	B	$1,340,836
375,000	Wayne, MI GO1	4.400	10/01/2021	04/01/2019	A	375,203
						18,192,527
Minnesota—1.4%
205,000	Arlington, MN GO1	3.000	12/01/2019	12/31/2018	A	205,230
2,415,000	Duluth, MN Independent School District No. 709 COP[1]	5.000	02/01/2023	02/01/2023		2,641,020
1,890,000	Minneapolis, MN Multifamily Hsg. (Riverside Homes)	3.750 [2]	11/01/2021	11/01/2019	A	1,890,794
5,000	New Prague, MN GO1	4.150	02/01/2024	12/31/2018	A	5,009
10,000	North Mankato, MN GO1	4.000	12/01/2024	12/31/2018	A	10,014
25,000	Southern MN Municipal Power Agency[1]	4.500	01/01/2020	01/01/2019	A	25,050
290,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.000	12/01/2018	12/01/2018		290,000
4,310,000	St. Paul, MN Hsg. & Redevel. Authority (Legends Berry Senior Apartments)	3.750 [2]	09/01/2021	09/01/2020	D	4,299,009
1,930,000	St. Paul, MN Hsg. & Redevel. Authority (Millberry Apartments)	3.750 [2]	03/01/2021	03/01/2020	D	1,926,429
4,500,000	St. Paul, MN Hsg. & Redevel. Authority (Un Flats Apts.)	2.750 [2]	02/01/2022	02/01/2021	D	4,420,620
750,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (St. Paul City School)	4.500	07/01/2028	05/10/2024	B	711,308
205,000	Woodbury, MN Charter School (MSA Building Company)[1]	3.650	12/01/2020	12/01/2020		208,870
						16,633,353
Mississippi—0.2%
10,000	Mississippi Valley, MS State University Educational Building Corp.[1]	4.000	03/01/2022	12/31/2018	A	10,014
860,000	MS Devel. Bank (Jackson Public School District)[1]	5.000	10/01/2023	07/13/2022	B	930,271
800,000	MS Devel. Bank (Jackson Water & Sewer System)[1]	5.250	12/01/2022	12/01/2022		880,528
70,000	Parkway East, MS Public Improvement District	4.250	05/01/2020	11/04/2019	B	69,969
						1,890,782
Missouri—1.2%
90,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)	3.200	11/01/2021	09/15/2019	B	88,890
25,000	Cass County, MO GO COP[1]	4.000	04/01/2020	12/31/2018	A	25,036
25,000	Johnson County, MO GO COP[1]	4.125	12/01/2019	12/31/2018	A	25,030

26        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$285,000	Kansas City, MO IDA (Sales Tax)	4.250%	04/01/2026	03/10/2023	B	$288,027
170,000	Kansas City, MO Water[1]	4.750	12/01/2028	12/31/2018	A	170,364
1,265,000	MO Devel. Finance Board (Branson Landing)[1]	6.000	06/01/2020	12/13/2019	B	1,300,939
5,000	MO Environmental Improvement & Energy Resources Authority[1]	4.250	07/01/2026	01/01/2019	A	5,008
40,000	MO Environmental Improvement & Energy Resources Authority[1]	5.000	01/01/2020	01/01/2019	A	40,099
70,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	01/01/2019	A	70,194
850,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)[1]	5.125	12/01/2025	12/31/2018	A	850,731
1,380,000	St. Louis County, MO IDA (Friendship Village)[1]	5.000	09/01/2023	10/07/2021	B	1,423,015
95,000	St. Louis County, MO IDA (FVWC/ FVSC/FVSL/FVO Obligated Group)[1]	3.000	09/01/2022	03/18/2021	B	92,466
9,880,000	St. Louis, MO Airport (Lambert- St. Louis International Airport) Floaters Series 2007 DCL-004 Trust	1.920 [2]	07/01/2026	12/07/2018	A	9,880,000
						14,259,799
Nevada—0.2%
250,000	Clark County, NV Airport[1]	5.000	07/01/2022	07/01/2019	A	254,415
550,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2021	12/31/2018	A	550,715
495,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	12/31/2018	A	495,624
745,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	12/31/2018	A	745,894
60,000	Reno, NV Hospital (RRMC/RTCS/ RSMMC Obligated Group)[1]	5.500	06/01/2023	12/25/2018	A	60,138
						2,106,786
New Hampshire—0.1%
750,000	NH H&EFA (Hillside Village)	3.500	07/01/2022	07/01/2022		749,985
10,000	NH Municipal Bond Bank[1]	4.000	02/15/2023	02/15/2019	A	10,039
						760,024
New Jersey—10.4%
250,000	Atlantic City, NJ GO1	5.000	03/01/2027	03/01/2027		285,030
16,010,000	Atlantic City, NJ GO Floaters Series 2017-XF2482 Trust[1]	1.930 [2]	03/01/2042	12/07/2018	A	16,010,000
1,610,000	Camden County, NJ Improvement Authority (Rowan University)[1]	5.000	12/01/2027	12/01/2023	A	1,771,515
3,515,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2023	11/01/2023		3,816,833

27        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$2,525,000	Casino Reinvestment Devel. Authority of NJ1	5.250%	01/01/2019	01/01/2019		$2,536,741
145,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2019	12/31/2018	A	145,429
1,500,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	01/01/2019	A	1,503,900
1,000,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2022	01/01/2019	A	1,006,390
55,000	Essex County, NJ Improvement Authority (Newark)[1]	5.000	11/01/2020	05/06/2020	B	57,120
80,000	Jackson Township, NJ School District[1]	5.250	06/15/2019	06/15/2019		81,259
9,000,000	Lyndhurst Township, NJ GO	2.750	09/12/2019	09/12/2019		9,045,270
500,000	Newark, NJ GO1	5.000	07/15/2019	07/15/2019		506,390
335,000	Newark, NJ GO1	5.000	07/15/2019	07/15/2019		339,382
1,000,000	NJ Building Authority[1]	5.000	06/15/2025	06/15/2025		1,158,900
1,500,000	NJ Building Authority[1]	5.000	06/15/2025	06/15/2025		1,686,960
6,500,000	NJ EDA (Cigarette Tax)[1]	5.000	06/15/2023	06/15/2022	A	6,950,385
130,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	3.500	09/01/2022	03/21/2021	B	127,800
820,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2025	07/01/2025		965,714
6,840,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2025	07/01/2025		7,711,006
15,000	NJ EDA (Municipal Loan Pool)[1]	4.625	11/15/2020	12/31/2018	A	15,033
2,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2023	03/01/2023		2,160,140
3,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2025	03/01/2023	A	3,219,450
3,010,000	NJ EDA (School Facilities Construction)[1]	5.500	09/01/2023	09/01/2023		3,349,679
6,000,000	NJ EDA (School Facilities Construction)	5.500	09/01/2024	09/01/2024		6,786,840
1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	06/15/2024	A	1,081,590
400,000	NJ Health Care Facilities Financing Authority (Greystone Park Psychiatric Hospital)[1]	5.000	09/15/2023	09/15/2023		434,892
1,320,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.375	06/01/2024	06/01/2019	A	1,336,196
5,000	NJ Hsg. & Mtg. Finance Agency[1]	4.375	11/01/2019	12/31/2018	A	5,009
135,000	NJ Hsg. & Mtg. Finance Agency	5.000	05/01/2021	12/31/2018	A	135,262
3,500,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2024	06/15/2024		3,875,340
1,645,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2025	06/15/2022	A	1,760,594
5,000,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2028	06/15/2026	A	5,564,650

28        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$4,505,000	NJ Transportation Trust Fund Authority[1]	5.250%	12/15/2023	12/15/2023		$4,985,143
1,370,000	NJ Transportation Trust Fund Authority[1]	5.250	12/15/2023	12/15/2023		1,524,139
460,000	NJ Transportation Trust Fund Authority[1]	5.250	06/15/2026	06/15/2021	A	486,643
12,160,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2019	12/15/2019		12,545,107
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2020	12/15/2020		5,297,200
1,000,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2022	12/15/2022		1,106,240
7,645,000	NJ Transportation Trust Fund Authority[1]	5.750	06/15/2020	12/20/2019	B	7,914,716
1,680,000	NJ Turnpike Authority[1]	6.000	01/01/2019	01/01/2019		1,685,208
125,000	Salem County, NJ Improvement Authority (Stand Up for Salem)[1]	5.375	08/15/2028	12/31/2018	A	125,223
						121,100,318
New Mexico—0.1%
210,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000	06/01/2023	12/31/2018	A	210,580
105,000	Saltillo, NM Public Improvement District[1]	4.000	10/01/2024	10/01/2024		112,759
160,000	Saltillo, NM Public Improvement District[1]	4.000	10/01/2025	10/01/2025		172,674
410,000	University of New Mexico[1]	6.000	06/01/2021	01/31/2020	B	426,888
						922,901
New York—7.3%
160,000	Albany, NY IDA (Sage Colleges)	5.250	04/01/2019	04/01/2019		159,374
1,665,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	04/01/2022	10/23/2020	B	1,714,700
26,190,000	Build NYC Resource Corp. (Blue School) Floaters Series 2018- XF1071 Trust	2.040 [2]	09/01/2046	12/14/2018	A	26,190,000
750,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2022	12/31/2018	A	750,247
2,725,000	Elmira, NY GO	3.500	05/24/2019	05/24/2019		2,728,651
3,122,005	Elmira, NY GO	3.750	07/16/2019	07/16/2019		3,129,123
5,000	Hyde Park, NY GO1	4.100	06/01/2023	12/31/2018	A	5,009
305,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750	01/01/2020	07/14/2019	B	302,380
1,781,845	Johnson City, NY GO	4.000	10/03/2019	10/03/2019		1,789,026
3,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250 [6]	06/01/2026	12/15/2018	A	3,000,090
185,000	North Salem, NY GO1	4.000	06/01/2019	12/31/2018	A	186,782

29        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$155,000	NY Counties Tobacco Trust VI (TASC)[1]	4.000%	06/01/2019	06/01/2019		$156,311
345,000	NY Counties Tobacco Trust VI (TASC)[1]	4.000	06/01/2020	06/01/2020		352,938
350,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2021	06/01/2021		370,402
300,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2022	06/01/2022		323,052
685,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2023	06/01/2023		747,588
460,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2026	06/01/2026		513,144
160,000	NY Triborough Bridge & Tunnel Authority[1]	6.125	01/01/2021	10/15/2019	B	165,602
6,455,000	NYC GO1	5.000	08/01/2022	08/01/2021	A	6,946,806
9,070,000	NYC GO1	5.000	10/01/2022	10/01/2022		10,017,543
830,000	NYS DA (ALIA-PSCH)[4]	4.800	12/01/2023	08/19/2021	B	835,038
1,845,000	NYS DA (State University Educational Facilities)[1]	5.500	05/15/2019	05/15/2019		1,875,904
1,700,000	NYS Local Government Assistance Corp.[1]	5.000	04/01/2021	04/01/2021		1,764,940
10,000,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.) Tender Option Bond Series 2016-XM0403 Trust	1.990 [2]	07/01/2022	12/18/2018	A	10,000,000
3,335,000	NYS UDC (State Facilities)[1]	5.700	04/01/2020	10/06/2019	B	3,434,817
695,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	4.000	07/01/2024	07/01/2022	A	717,428
280,000	Oyster Bay, NY GO1	3.250	08/01/2019	08/01/2019		281,795
1,025,000	Port Authority NY/NJ (JFK International Air Terminal)[1,4]	5.000	12/01/2020	12/13/2019	B	1,055,299
100,000	Poughkeepsie, NY GO1	4.000	03/15/2019	12/31/2018	A	100,178
50,000	Ramapo, NY GO	4.000	08/01/2020	12/31/2018	A	50,078
100,000	Ramapo, NY GO	4.000	08/01/2021	12/31/2018	A	100,156
5,000	Riverhead, NY GO1	4.000	12/01/2023	01/14/2019	A	5,013
20,000	Southampton, NY GO (Open Space Preservation)[1]	4.000	04/01/2023	04/01/2019	A	20,130
30,000	Suffolk County, NY IDA (Dowling College)[7,8]	6.700	12/01/2020	12/01/2020		1,500
4,900,000	West Hempstead, NY Union Free School District	3.000	06/21/2019	06/21/2019		4,927,440
						84,718,484
New York—0.0%
25,000	Marlborough, NY GO	4.000	06/15/2020	12/31/2018	A	25,039
North Carolina—0.5%
2,485,000	Charlotte, NC COP[1]	3.000	06/01/2022	12/31/2018	A	2,486,938
15,000	Fayetteville, NC GO1	4.250	06/01/2025	12/31/2018	A	15,026

30        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
North Carolina (Continued)
$10,000	Haywood County, NC GO1	4.125%	03/01/2027	12/31/2018	A	$10,014
2,875,000	NC Medical Care Commission Retirement Facilities (Salemtowne)	3.550	10/01/2024	10/01/2024		2,871,895
10,000	University of North Carolina System[1]	4.750	10/01/2028	12/31/2018	A	10,019
5,000	University of North Carolina System (NCATSU/UNCC/UNCG/ UNCW/UNCA Obligated Group)[1]	5.000	04/01/2022	12/31/2018	A	5,013
5,000	Winston-Salem, NC GO COP[1]	4.250	06/01/2021	12/31/2018	A	5,008
						5,403,913
North Dakota—0.3%
3,495,000	Burleigh County, ND Sales Tax[1]	3.250	11/01/2023	11/01/2021	A	3,540,085
10,000	Grand Forks, ND GO1,4	4.125	12/01/2020	12/20/2018	A	10,017
80,000	Williston, ND Sales Tax[1]	3.000	05/01/2020	03/15/2020	B	79,573
						3,629,675
Ohio—1.2%
1,355,000	Butler County, OH Hospital Facilities (UCH/UCHS/ UCMC/WCHosp/UCPC Obligated Group)[1]	5.500	11/01/2022	11/01/2020	A	1,441,232
4,245,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)[1]	5.500	01/01/2021	01/14/2020	B	4,386,401
670,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.750	11/15/2020	05/21/2020	B	699,225
60,000	Dayton, OH GO1	4.500	12/01/2024	12/17/2018	A	60,060
15,000	Deerfield Township, OH Tax Increment[1]	5.000	12/01/2025	12/29/2018	A	15,036
25,000	Euclid, OH GO1	4.125	12/01/2023	12/31/2018	A	25,045
20,000	Euclid, OH GO1	4.375	12/01/2028	12/31/2018	A	20,039
150,000	Frontier, OH Local School District[1,4]	6.500	12/01/2019	06/08/2019	B	153,151
340,000	Northwest, OH Local School District (Stark, Summit & Wayne Counties)[1]	3.500	12/01/2028	12/31/2018	A	340,337
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[7]	5.625	06/01/2018	06/01/2018		1,940,000
1,830,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000	10/01/2021	12/31/2018	A	1,832,123
2,460,000	OH Higher Educational Facility Commission (University of Dayton)[1,5]	3.480	12/01/2023	12/01/2023		2,483,764
875,000	OH River South Authority (Lazarus Building Redevel.)[4]	5.750	12/01/2027	12/29/2018	A	876,663
25,000	Stark County, OH GO1	4.375	12/01/2024	12/31/2018	A	25,052
						14,298,128

31        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Oklahoma—0.3%
$575,000	McGee Creek, OK Water Authority[1]	6.000%	01/01/2023	02/12/2021	B	$614,583
2,490,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)[1]	5.000	07/01/2025	09/22/2022	B	2,629,042
475,000	OK Municipal Power Authority[1]	5.750	01/01/2024	12/08/2020	B	505,371
16,316	Oklahoma County, OK HFA (Single Family Mtg.)[1]	4.300	10/01/2020	12/31/2018	A	16,346
						3,765,342
Oregon—0.2%
950,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)[1]	2.800	05/15/2024	05/15/2024		935,807
630,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)[1]	3.200	05/15/2025	05/15/2025		624,550
5,000	Clackamas County, OR School District No. 86[1]	4.350	06/15/2025	12/31/2018	A	5,009
350,000	Corvallis, OR Sewer System[1]	3.000	05/01/2019	12/31/2018	A	351,764
35,000	Lane County, OR GO1	4.050	06/01/2019	12/31/2018	A	35,054
120,000	OR Health & Science University	2.975 [3]	07/01/2021	07/20/2020	B	109,093
40,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	4.750	05/01/2029	12/31/2018	A	40,015
15,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	5.000	05/01/2022	12/31/2018	A	15,118
						2,116,410
Other Territory—3.3%
19,755,000	Public Hsg. Capital Fund Multi- State Revenue Trust I Floaters Series 2017-XG0136 Trust[1]	2.190 [2]	12/01/2029	12/07/2018	A	19,755,000
6,865,000	Public Hsg. Capital Fund Multi- State Revenue Trust II Floaters Series 2017-XG0137 Trust[1]	2.190 [2]	09/01/2027	12/07/2018	A	6,865,000
11,000,000	Public Hsg. Capital Fund Multi- State Revenue Trust II Floaters Series 2017-XG0138 Trust[1]	2.190 [2]	07/01/2033	12/07/2018	A	11,000,000
368,818	Public Hsg. Capital Fund Multi- State Revenue Trust III[1]	5.000	07/01/2022	09/29/2020	B	368,678
						37,988,678
Pennsylvania—4.8%
70,000	Allegheny County, PA HEBA (Duquesne University of the Holy Spirit)	5.000	04/01/2019	12/31/2018	A	70,711

32        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$445,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000%	10/15/2026	02/24/2025	B	$488,597
560,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	08/26/2021	B	547,478
1,780,000	Bangor, PA Area School District[1]	2.500	03/15/2023	12/31/2018	A	1,780,196
310,000	Coatesville, PA Area School District[1]	5.000	12/01/2021	12/01/2021		332,205
400,000	Coatesville, PA Area School District[1]	5.000	12/01/2022	12/01/2022		435,384
400,000	Coatesville, PA Area School District[1]	5.000	12/01/2023	06/01/2023	A	436,368
425,000	Coatesville, PA Area School District[1]	5.000	12/01/2024	06/01/2023	A	460,096
50,000	Erie County, PA Hospital Authority (St. Mary’s Home of Erie)[1]	4.500	07/01/2023	01/01/2019	A	50,102
3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	3,335,569
355,000	Hazleton, PA GO1	4.050	12/01/2018	12/01/2018		355,000
365,000	Hazleton, PA GO1	4.100	12/01/2019	12/31/2018	A	365,818
2,075,000	Luzerne County, PA GO1	5.000	05/15/2022	05/15/2022		2,246,727
2,260,000	Luzerne County, PA GO1	5.000	05/15/2023	05/15/2023		2,482,384
2,795,000	Luzerne County, PA GO1	5.000	11/15/2023	11/15/2023		3,090,795
1,525,000	Luzerne County, PA GO1	6.750	11/01/2023	11/01/2019	A	1,585,619
500,000	Luzerne County, PA GO1	7.000	11/01/2026	11/01/2019	A	520,990
1,380,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.000	10/01/2022	10/01/2022		1,482,796
1,165,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.000	10/01/2024	10/01/2024		1,283,842
500,000	Oswayo Valley, PA School District[1]	2.000	02/15/2020	02/15/2020		497,855
6,040,000	PA Convention Center Authority[1]	6.000	09/01/2019	09/01/2019		6,220,838
2,750,000	PA EDFA (US Airways Group)[1]	8.000	05/01/2029	05/01/2020	A	2,936,147
5,000	PA HEFA[1]	4.000	06/15/2021	12/31/2018	A	5,007
6,200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2023	06/01/2023		6,788,380
1,765,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.000	04/01/2033	04/01/2023	A	1,816,697
305,000	Philadelphia, PA Authority for Industrial Devel. (Mathematics Science & Technology Community Charter School)[1]	5.000	08/01/2020	02/04/2020	B	314,245
635,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.250	06/15/2023	07/30/2021	B	674,732
190,000	Philadelphia, PA Regional Port Authority[1]	5.000	09/01/2019	12/31/2018	A	190,408
475,000	Pittsburgh, PA Urban Redevel. Authority (Eva P Mitchell Hsg.)[1]	4.200	10/20/2024	10/07/2019	A	481,584

33        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$5,000,000	Pittsburgh, PA Water & Sewer Authority [US0001M+64][1]	2.265[9]	09/01/2040	06/01/2020	A	$5,005,800
2,555,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/LVHM/SRehC/SRMC/ NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.750	07/01/2022	01/26/2021	B	2,731,346
1,000,000	Reading, PA School District[1]	3.125	04/01/2024	12/31/2018	A	1,000,070
500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.000	11/15/2021	05/15/2020	A	521,580
400,000	Sto Rox, PA School District[1]	2.750	12/15/2019	12/31/2018	A	400,224
825,000	Stroudsburg, PA Area School District[1]	3.000	04/01/2027	12/31/2018	A	825,215
865,000	Tinicum Township, PA (Delaware County Sewage Authority)[1]	4.250	09/01/2022	12/31/2018	A	866,773
1,025,000	Washington County, PA Redevel. Authority[1]	5.000	07/01/2028	02/22/2026	A	1,050,092
1,010,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2024	08/01/2024		1,137,311
1,160,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2026	08/01/2026		1,327,028
						56,142,009
Rhode Island—0.1%
10,000	RI Clean Water Finance Agency[1]	4.500	10/01/2022	10/01/2022		10,862
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)[1]	5.000	11/01/2019	12/31/2018	A	50,129
1,000,000	RI Student Loan Authority[1]	3.250	12/01/2022	12/01/2020	A	1,005,240
						1,066,231
South Carolina—1.5%
620,000	Florence-Darlington, SC Commission for Technical Education[1]	5.000	03/01/2028	09/01/2023	A	666,444
25,000	SC Jobs-EDA (FMU Student Hsg.)[1]	4.250	08/01/2024	12/31/2018	A	25,026
6,500,000	SC Jobs-EDA (Royal Live Oaks Academy of the Arts & Sciences Charter School)	3.000	08/01/2020	08/01/2020		6,495,645
10,000,000	SC Public Service Authority (Santee Cooper) Tender Option Bonds Series 2016-XM0384 Trust[1]	1.940 [2]	06/01/2037	12/04/2018	A	10,000,000
						17,187,115
Tennessee—2.6%
380,000	Bristol, TN Industrial Devel. Board	4.722 [3]	12/01/2018	12/01/2018		380,000
1,250,000	Bristol, TN Industrial Devel. Board	4.846 [3]	12/01/2019	12/01/2019		1,198,937
1,000,000	Bristol, TN Industrial Devel. Board	4.909 [3]	12/01/2020	12/01/2020		915,180
50,000	Columbia, TN Waterworks[1]	5.125	12/01/2022	12/31/2018	A	50,122

34        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Tennessee (Continued)
$475,000	Elizabethton, TN H&EFB (MSHA/ BRMMC/SCCH/NCH Obligated Group)[1]	7.000%	07/01/2020	09/03/2019	A	$498,916
18,570,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center) Floaters Series 2016-XF1054 Trust[1]	1.890 [2]	07/01/2046	12/07/2018	A	18,570,000
50,000	Shelby County, TN GO1	4.000	04/01/2020	04/01/2019	A	50,354
3,000,000	TN Energy Acquisition Gas Corp.	2.650	11/01/2020	11/01/2020		2,984,160
2,000,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2019	02/01/2019		2,008,840
3,090,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2022	02/01/2022		3,306,362
450,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2019	09/01/2019		460,346
20,000	TN Hsg. Devel. Authority[1]	4.700	07/01/2027	01/01/2019	A	20,044
5,000	TN Local Devel. Authority[1]	4.125	03/01/2023	12/31/2018	A	5,007
						30,448,268
Texas—14.4%
695,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	4.000	06/15/2026	09/07/2023	B	681,698
29,920,000	Austin, TX GO1	5.250	05/15/2025	06/26/2023	B	33,587,893
1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[1]	5.000	12/01/2023	12/01/2023		1,264,308
1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[1]	5.000	12/01/2024	12/01/2024		1,971,883
45,000	Brazoria County, TX Municipal Utility District No. 25[1]	5.000	03/01/2030	12/31/2018	A	45,156
300,000	Bridgestone, TX Municipal Utility District[1]	5.500	11/01/2020	11/01/2019	A	309,234
41,075,000	Denton, TX Independent School District[1]	2.000 [2]	08/01/2044	08/01/2019	D	41,053,230
675,000	El Paso County, TX Hospital District COP[1]	5.000	08/15/2025	08/15/2023	A	732,105
1,085,000	Fort Bend County, TX Levee Improvement District No. 11[1]	4.050	09/01/2027	12/31/2018	A	1,086,660
495,000	Fort Bend County, TX Municipal Utility District No. 116[1]	3.000	09/01/2019	09/01/2019		497,633
515,000	Fort Bend County, TX Municipal Utility District No. 118[1]	3.000	09/01/2019	09/01/2019		518,270
210,000	Fort Bend County, TX Municipal Utility District No. 118[1]	3.000	09/01/2019	09/01/2019		211,333
210,000	Fort Bend County, TX Municipal Utility District No. 121[1]	3.000	09/01/2019	09/01/2019		211,117
140,000	Fort Bend County, TX Municipal Utility District No. 138[1]	2.000	09/01/2019	09/01/2019		139,950

35        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$115,000	Fort Bend County, TX Municipal Utility District No. 171[1]	5.000%	09/01/2019	09/01/2019		$117,412
300,000	Fort Bend County, TX Municipal Utility District No. 30[1]	3.000	09/01/2019	09/01/2019		301,596
235,000	Fort Bend County, TX Municipal Utility District No. 34[1]	2.000	09/01/2019	09/01/2019		234,377
120,000	Fort Bend County, TX Municipal Utility District No. 34[1]	2.000	09/01/2019	09/01/2019		119,636
275,000	Garland, TX Independent School District[1]	3.000	02/15/2020	12/31/2018	A	275,272
650,000	Grant Road, TX Public Utility District[1]	3.000	10/01/2019	10/01/2019		653,841
20,000	Greenville, TX Electric Utility System[1]	4.650	02/15/2029	12/31/2018	A	20,046
405,000	Harris County, TX Fresh Water Supply District No. 61[1]	3.000	09/01/2019	09/01/2019		407,871
615,000	Harris County, TX Municipal Utility District No. 105[1]	4.000	03/01/2027	03/01/2019	A	616,630
350,000	Harris County, TX Municipal Utility District No. 151[1]	2.000	09/01/2019	09/01/2019		349,955
340,000	Harris County, TX Municipal Utility District No. 151[1]	3.000	09/01/2019	09/01/2019		342,458
330,000	Harris County, TX Municipal Utility District No. 151[1]	4.000	09/01/2020	09/01/2019	A	334,706
250,000	Harris County, TX Municipal Utility District No. 222[1]	2.000	09/01/2019	09/01/2019		249,633
605,000	Harris County, TX Municipal Utility District No. 276[1]	3.000	09/01/2019	09/01/2019		608,219
915,000	Harris County, TX Municipal Utility District No. 367[1]	3.500	09/01/2019	09/01/2019		924,827
590,000	Harris County, TX Municipal Utility District No. 370[1]	2.750	12/01/2019	12/01/2019		592,820
345,000	Harris County, TX Municipal Utility District No. 372[1]	3.500	09/01/2019	09/01/2019		348,095
2,510,000	Harris County, TX Municipal Utility District No. 53[1]	2.000	09/01/2019	09/01/2019		2,509,096
235,000	Harris County, TX Municipal Utility District No. 70[1]	2.000	10/01/2019	10/01/2019		234,734
325,000	Harris County, TX Water Control & Improvement District No. 110[1]	3.000	09/01/2019	09/01/2019		326,729
275,000	Harris County, TX Water Control & Improvement District No. 89[1]	4.000	10/01/2019	12/31/2018	A	277,978
275,000	Maverick County, TX GO COP[1]	5.000	03/01/2020	12/31/2018	A	275,803
365,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)[1]	5.000	04/01/2022	04/01/2022		377,501

36        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$385,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)[1]	5.000%	04/01/2023	04/01/2023		$400,750
405,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)[1]	5.000	04/01/2024	04/01/2024		422,844
7,315,000	North Central TX HFDC (Presbyterian Healthcare)[1]	5.750	06/01/2026	03/18/2023	B	8,326,372
15,000	North TX Municipal Water District (Parker Creek)[1]	5.125	06/01/2023	12/31/2018	A	15,043
365,000	Northeast Travis County, TX Utility District[1]	3.000	09/01/2020	09/01/2019	A	367,237
80,000	Red River, TX Health Facilities Devel. Corp. (Wichita Falls Retirement Foundation)[1,4]	4.700	01/01/2022	07/22/2020	B	81,799
490,000	Robstown, TX GO COP	3.345 [3]	03/01/2024	03/01/2024		404,956
150,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	4.900	09/15/2024	10/23/2022	B	145,223
50,000	San Antonio, TX Airport System[1]	5.250	07/01/2032	01/01/2019	A	50,966
3,905,000	San Antonio, TX Electric & Gas Systems[1]	5.650	02/01/2019	02/01/2019		3,929,328
10,000	San Antonio, TX River Authority[1]	4.375	07/01/2026	01/01/2019	A	10,020
300,000	Sienna Plantation, TX Municipal Utility Distron No. 2[1]	2.000	10/01/2019	10/01/2019		300,168
130,000	Spencer Road, TX Public Utility District[1]	2.000	09/01/2019	09/01/2019		130,046
960,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	3.875	11/15/2022	11/15/2022		953,914
795,000	Timber Lane, TX Utility District[1]	3.000	08/01/2020	08/01/2019	A	799,277
10,000,000	TX GO	4.000	08/29/2019	08/29/2019		10,150,900
1,095,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.250	12/15/2018	12/15/2018		1,095,996
13,325,000	TX Municipal Gas Acquisition & Supply Corp.[1,4]	6.250	12/15/2026	08/04/2023	B	15,330,413
31,035,000	TX Municipal Gas Acquisition & Supply Corp. II [MUNIPSA+55][1]	2.240[9]	09/15/2027	01/24/2019	A	30,498,405
1,000,000	TX Municipal Gas Acquisition & Supply Corp. III[1]	5.000	12/15/2020	12/15/2020		1,051,780
100,000	Williamson County, TX Municipal Utility District No. 13[1]	4.750	08/15/2019	08/15/2019		101,731

37        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$300,000	Woodville, TX Independent School District[1]	4.000%	02/15/2019	12/31/2018	A	$302,334
						167,679,207
Utah—0.0%
25,000	Washington County, UT Water Conservancy District[1]	4.000	10/01/2020	12/31/2018	A	25,043
Vermont—0.0%
200,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		214,170
Virginia—0.5%
30,000	Bristol, VA Utility System[1]	5.000	07/15/2021	07/27/2020	B	31,271
400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000	01/01/2019	01/01/2019		400,624
275,000	Fairfax County, VA IDA (IHS/IHSF/ IHCS/LHCtr Obligated Group)[1]	5.250	08/15/2019	08/15/2019		281,341
190,000	Upper Occoquan, VA Sewage Authority[1]	5.150	07/01/2020	01/05/2020	B	195,974
5,250,000	Upper Occoquan, VA Sewage Authority[1]	5.150	07/01/2020	01/05/2020	B	5,415,060
						6,324,270
Washington—0.5%
1,025,000	Central Puget Sound, WA Regional Transit Authority[1]	5.250	02/01/2021	02/14/2020	B	1,064,555
1,000,000	Grays Harbor County, WA Public Hospital District No. 1	3.000	08/01/2019	08/01/2019		996,870
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	02/09/2024	B	24,900
290,000	Snohomish County, WA Public Utility District No. 1[1,4]	6.800	01/01/2020	07/16/2019	B	297,758
3,205,000	WA GO1	5.000	07/01/2023	07/01/2023		3,596,459
20,000	Yakima, WA Irrigation System[1]	4.500	09/01/2024	12/31/2018	A	20,039
						6,000,581
West Virginia—0.2%
2,200,000	WV Hospital Finance Authority (Charleston Area Medical Center)[1]	5.125	09/01/2023	09/01/2019	A	2,239,380
Wisconsin—1.6%
3,360,000	Southeast WI Professional Baseball Park District[1]	5.500	12/15/2026	12/30/2025	B	3,948,437
635,000	West DePere, WI School District[1]	2.250	10/01/2022	10/01/2022		633,927
165,000	West DePere, WI School District[1]	2.600	10/01/2025	10/01/2020	A	165,114
1,585,000	WI Center District[1]	5.250	12/15/2023	07/28/2022	B	1,734,006
10,170,000	WI Public Finance Authority (Prairie Oaks Devel.) Floaters Series 2017-XF1064 Trust[1]	1.990 [2]	09/01/2047	12/13/2018	A	10,170,000

38        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Wisconsin (Continued)
$160,000	WI Public Finance Authority Charter School (Voyager Foundation)[1]	4.125%	10/01/2024	10/27/2021	A	$161,917
800,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)	4.000	12/01/2020	12/01/2020		803,648
445,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1,4]	4.000	01/01/2024	08/12/2021	B	448,822

						18,065,871

Total Investments, at Value (Cost $1,148,968,250)—98.7%						1,148,688,806
Net Other Assets (Liabilities)—1.3						14,810,838

Net Assets—100.0%						$1,163,499,644

Footnotes to Statement of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

D. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

To simplify the listings of securities, abbreviations are used per the table below:

ALIA	Alliance of Long Island Agencies
BHF	Baptist Health Floyd
BRMMC	Blue Ridge Medical Management Corporation
CDA	Communities Devel. Authority
COP	Certificates of Participation

39        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

DA	Dormitory Authority
DHR	Department of Human Resources
DRMCH	Downey Regional Medical Center Hospital
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
FMU	Francis Marion University
FVO	FV Operations
FVSC	Friendship Village of South County
FVSL	Friendship Village St. Louis
FVWC	Friendship Village of West County
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IC	Interhealth Corporation
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
IDA	Industrial Devel. Agency
IHCS	Inova Health Care Services
IHS	Inova Health System
IHSF	Inova Health System Foundation
IMC	IHC Management Corporation
JCLHN	John C. Lincoln Health Network
JFK	John Fitzgerald Kennedy
LHCtr	Loudoon Hospital Center
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MSA	Math & Science Academy
MSHA	Mountain State Health Alliance
MUNIPSA	SIFMA Municipal Swap Index Yield
NCATSU	North Carolina Agricultural & Technical State University
NCH	Norton Community Hospital
NPHC	Northeastern Pennsylvania Health Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PHSys	Presbyterian Intercommunity Hospital
PIH	Presbyterian Intercommunity Hospital
PMCtr	Pocono Medical Center
PSCH	Professional Service Centers for the Handicapped, Inc.
RRMC	Renown Regional Medical Center
RSMMC	Renown South Meadows Medical Center
RTCS	Renown Transitional Care Services

40        OPPENHEIMER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SCCH	Smyth County Community Hospital
SHC	Scottsdale Healthcare Corp.
SHH	Scottsdale Healthcare Hospitals
SHRC	Scottsdale Healthcare Realty Corp.
SIFMA	Securities Industry and Financial Markets Association
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
UC	United Care
UCH	UC Health
UCHS	UC Healthcare System
UCMC	University of Cincinnati Medical Center
UCPC	University of Cincinnati Physicians Company
UDC	Urban Development Corporation
UNCA	University of North Carolina at Asheville
UNCC	University of North Carolina at Charlotte
UNCG	University of North Carolina at Greensboro
UNCW	University of North Carolina at Wilmington
USDA	U.S. Department of Agriculture
US0001M	ICE LIBOR USD 1 Month
WCHosp	West Chester Hospital

See accompanying Notes to Financial Statements.

41        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2018 Unaudited

Assets

Investments, at value (cost $1,148,968,250)—see accompanying statement of investments	$1,148,688,806
Cash	215,383

Receivables and other assets:

Investments sold on a when-issued or delayed delivery basis	17,602,897

Interest	12,242,479

Shares of beneficial interest sold	5,895,578

Other	200,280

Total assets	1,184,845,423
Liabilities

Payables and other liabilities:

Payable for borrowings (See Note 9)	14,300,000

Investments purchased (including $3,752,513 purchased on a when-issued or delayed delivery basis)	3,778,069

Shares of beneficial interest redeemed	2,895,221

Dividends	175,945

Distribution and service plan fees	99,912

Trustees’ compensation	19,816

Interest expense on borrowings	10,061

Shareholder communications	958

Other	65,797

Total liabilities	21,345,779

Net Assets	$1,163,499,644

Composition of Net Assets

Par value of shares of beneficial interest	$313,650

Additional paid-in capital	1,174,876,357

Total accumulated loss	(11,690,363)

Net Assets	$1,163,499,644

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $403,953,229 and 108,893,103 shares of beneficial interest outstanding)	$3.71

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.80

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,157,447 and 22,150,948 shares of beneficial interest outstanding)	$3.71

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $677,388,968 and 182,605,755 shares of beneficial interest outstanding)	$3.71

See accompanying Notes to Financial Statements.

42        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended November 30, 2018 Unaudited

Investment Income

Interest	$15,246,169
Expenses

Management fees	2,386,829
Distribution and service plan fees:

Class A	515,754

Class C	434,071
Transfer and shareholder servicing agent fees:

Class A	207,432

Class C	43,412

Class Y	321,411
Shareholder communications:

Class A	3,846

Class C	2,173

Class Y	9,294
Borrowing fees	401,110
Interest expense on borrowings	29,534
Trustees’ compensation	7,957
Custodian fees and expenses	6,773
Other	44,798

Total expenses	4,414,394
Net Investment Income	10,831,775
Realized and Unrealized Loss

Net realized loss on investments on investment transactions	(1,872,781)
Net change in unrealized appreciation/(depreciation) on investment transactions	(1,477,584)

Net Increase in Net Assets Resulting from Operations	$7,481,410

See accompanying Notes to Financial Statements.

43        OPPENHEIMER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018[1]

Operations
Net investment income	$10,831,775	$20,442,180
Net realized loss	(1,872,781)	(2,893,431)
Net change in unrealized appreciation/(depreciation)	(1,477,584)	(7,641,120)

Net increase in net assets resulting from operations	7,481,410	9,907,629

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:

Class A	(3,894,991)	(7,491,930)

Class C	(487,571)	(974,990)

Class Y	(6,817,724)	(10,875,260)

Total dividends and distributions declared	(11,200,286)	(19,342,180)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	(8,119,263)	1,283,215

Class C	(8,350,858)	(13,590,596)

Class Y	84,807,328	111,625,373

Total beneficial interest transactions	68,337,207	99,317,992

Net Assets
Total increase	64,618,331	89,883,441
Beginning of period	1,098,881,313	1,008,997,872

End of period	$1,163,499,644	$1,098,881,313

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$3.72	$3.75	$3.75	$3.74	$3.76	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.03	0.07	0.06	0.07	0.07	0.08
Net realized and unrealized gain (loss)	(0.00)[3]	(0.04)	0.00	0.01	(0.02)	0.00

Total from investment operations	0.03	0.03	0.06	0.08	0.05	0.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.06)	(0.06)	(0.07)	(0.07)	(0.07)
Net asset value, end of period	$3.71	$3.72	$3.75	$3.75	$3.74	$3.76

Total Return, at Net Asset Value[4]	0.68%	0.94%	1.54%	2.19%	1.39%	2.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$403,953	$413,457	$415,924	$401,211	$277,507	$240,676
Average net assets (in thousands)	$413,695	$431,418	$430,013	$343,886	$266,606	$260,158
Ratios to average net assets:[5] Net investment income	1.81%	1.84%	1.55%	1.78%	1.97%	2.05%
Expenses excluding specific expenses listed below	0.77%	0.79%	0.79%	0.80%	0.81%	0.82%
Interest and fees from borrowings	0.08%	0.07%	0.06%	0.03%	0.05%	0.03%
Total expenses	0.85%	0.86%	0.85%	0.83%	0.86%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.86%	0.85%	0.83%	0.86%	0.85%[6]
Portfolio turnover rate	40%	80%	65%	51%	58%	72%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$3.72	$3.75	$3.75	$3.74	$3.76	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.02	0.04	0.03	0.04	0.05	0.05
Net realized and unrealized gain (loss)	(0.01)	(0.03)	0.00	0.01	(0.03)	0.00

Total from investment operations	0.01	0.01	0.03	0.05	0.02	0.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.04)	(0.03)	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$3.71	$3.72	$3.75	$3.75	$3.74	$3.76

Total Return, at Net Asset Value[3]	0.29%	0.18%	0.78%	1.43%	0.63%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,158	$90,796	$105,243	$102,888	$65,412	$55,509
Average net assets (in thousands)	$86,531	$99,420	$109,641	$82,289	$59,997	$55,118
Ratios to average net assets:[4] Net investment income	1.05%	1.09%	0.80%	1.02%	1.21%	1.27%
Expenses excluding specific expenses listed below	1.53%	1.54%	1.54%	1.56%	1.57%	1.60%
Interest and fees from borrowings	0.08%	0.07%	0.06%	0.03%	0.05%	0.03%
Total expenses	1.61%	1.61%	1.60%	1.59%	1.62%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.61%	1.60%	1.59%	1.62%[5]	1.63%[5]
Portfolio turnover rate	40%	80%	65%	51%	58%	72%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Class Y	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$3.72	$3.75	$3.76	$3.74	$3.76	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.04	0.08	0.07	0.08	0.08	0.09
Net realized and unrealized gain (loss)	(0.01)	(0.04)	(0.01)	0.02	(0.02)	0.00

Total from investment operations	0.03	0.04	0.06	0.10	0.06	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)
Net asset value, end of period	$3.71	$3.72	$3.75	$3.76	$3.74	$3.76

Total Return, at Net Asset Value[3]	0.80%	1.19%	1.52%	2.72%	1.64%	2.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$677,389	$594,628	$487,831	$347,680	$281,883	$83,920
Average net assets (in thousands)	$641,658	$545,355	$432,229	$302,602	$143,236	$81,902
Ratios to average net assets:[4] Net investment income	2.06%	2.09%	1.80%	2.02%	2.16%	2.29%
Expenses excluding specific expenses listed below	0.53%	0.54%	0.54%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.08%	0.07%	0.06%	0.03%	0.05%	0.03%
Total expenses	0.61%	0.61%	0.60%	0.58%	0.61%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.61%	0.60%	0.58%	0.61%[5]	0.60%
Portfolio turnover rate	40%	80%	65%	51%	58%	72%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Short Term Municipal Fund (the “Fund”) (formerly known as Oppenheimer Rochester Short Term Municipal Fund), is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

48        OPPENHEIMER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended May 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $12,406,118. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

49        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,149,150,252

Gross unrealized appreciation	$4,776,929

Gross unrealized depreciation	(5,238,375)

Net unrealized depreciation	$(461,446)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of

50        OPPENHEIMER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes

51        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

52        OPPENHEIMER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$1,389,351	$—	$1,389,351
Alaska	—	7,605,173	—	7,605,173
Arizona	—	5,214,328	—	5,214,328
Arkansas	—	25,067	—	25,067
California	—	94,363,432	—	94,363,432
Colorado	—	19,351,907	—	19,351,907
Connecticut	—	31,702,640	—	31,702,640
District of Columbia	—	5,942,720	—	5,942,720
Florida	—	95,375,196	—	95,375,196
Georgia	—	54,661,913	—	54,661,913
Idaho	—	90,351	—	90,351
Illinois	—	123,120,431	—	123,120,431
Indiana	—	24,698,952	—	24,698,952
Iowa	—	505,582	—	505,582
Kansas	—	2,054,760	—	2,054,760
Kentucky	—	22,656,507	—	22,656,507
Louisiana	—	2,203,582	—	2,203,582
Maine	—	1,652,890	—	1,652,890
Maryland	—	7,806,624	—	7,806,624
Massachusetts	—	15,063,096	—	15,063,096
Michigan	—	18,192,527	—	18,192,527
Minnesota	—	16,633,353	—	16,633,353
Mississippi	—	1,890,782	—	1,890,782
Missouri	—	14,259,799	—	14,259,799
Nevada	—	2,106,786	—	2,106,786
New Hampshire	—	760,024	—	760,024
New Jersey	—	121,100,318	—	121,100,318
New Mexico	—	922,901	—	922,901
New York	—	84,716,984	1,500	84,718,484
New York	—	25,039	—	25,039
North Carolina	—	5,403,913	—	5,403,913
North Dakota	—	3,629,675	—	3,629,675
Ohio	—	14,298,128	—	14,298,128
Oklahoma	—	3,765,342	—	3,765,342
Oregon	—	2,116,410	—	2,116,410
Other Territory	—	37,988,678	—	37,988,678
Pennsylvania	—	56,142,009	—	56,142,009
Rhode Island	—	1,066,231	—	1,066,231
South Carolina	—	17,187,115	—	17,187,115
Tennessee	—	30,448,268	—	30,448,268
Texas	—	167,679,207	—	167,679,207
Utah	—	25,043	—	25,043
Vermont	—	214,170	—	214,170

53        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Municipal Bonds and Notes (Continued)
Virginia	$—	$6,324,270	$—	$6,324,270
Washington	—	6,000,581	—	6,000,581
West Virginia	—	2,239,380	—	2,239,380
Wisconsin	—	18,065,871	—	18,065,871

Total Assets	$—	$1,148,687,306	$1,500	$1,148,688,806

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$3,752,513
Sold securities	17,602,897

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be

54        OPPENHEIMER SHORT TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,009,776
Market Value	$1,941,500
Market Value as % of Net Assets	0.17%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

55        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	20,206,040	$75,049,583	54,853,897	$205,355,189
Dividends and/or distributions reinvested	1,048,168	3,893,986	1,927,769	7,207,511
Redeemed	(23,448,563)	(87,062,832)	(56,496,633)	(211,279,485)

Net increase (decrease)	(2,194,355)	$(8,119,263)	285,033	$1,283,215

Class C
Sold	1,404,590	$5,221,116	6,833,905	$25,575,292
Dividends and/or distributions reinvested	133,295	487,571	255,804	956,229
Redeemed	(3,786,582)	(14,059,545)	(10,729,524)	(40,122,117)

Net decrease	(2,248,697)	$(8,350,858)	(3,639,815)	$(13,590,596)

Class Y
Sold	69,762,222	$259,073,023	103,440,434	$386,959,198
Dividends and/or distributions reinvested	1,824,048	6,775,766	2,844,085	10,631,865
Redeemed	(48,731,820)	(181,041,461)	(76,475,938)	(285,965,690)

Net increase	22,854,450	$84,807,328	29,808,581	$111,625,373

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$495,396,547	$445,348,882

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

56        OPPENHEIMER SHORT TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $500 million	0.400
Next $4 billion	0.370
Over $5 billion	0.350

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

57        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor
November 30, 2018	$12,604	$29,189	$11,991

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than

58        OPPENHEIMER SHORT TERM MUNICIPAL FUND

9. Borrowing and Other Financing (Continued)

borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.4695% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.4695%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,597,268
Average Daily Interest Rate	2.252%
Fees Paid	$84,693
Interest Paid	$28,846

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as

59        OPPENHEIMER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowing and Other Financing (Continued)

purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$175,474

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the

60        OPPENHEIMER SHORT TERM MUNICIPAL FUND

10. Pending Acquisition (Continued)

“Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

61        OPPENHEIMER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

62        OPPENHEIMER SHORT TERM MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Charles Pulire, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni national short category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national short funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was equal to its peer group median and higher than its category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

63        OPPENHEIMER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

64        OPPENHEIMER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

65        OPPENHEIMER SHORT TERM MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Short Term Municipal Fund	9/25/18	82.7%	0.0%	17.3%
Oppenheimer Short Term Municipal Fund	10/23/18	85.8%	0.0%	14.2%

66        OPPENHEIMER SHORT TERM MUNICIPAL FUND

OPPENHEIMER SHORT TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

67        OPPENHEIMER SHORT TERM MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68        OPPENHEIMER SHORT TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

69        OPPENHEIMER SHORT TERM MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

70        OPPENHEIMER SHORT TERM MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

71        OPPENHEIMER SHORT TERM MUNICIPAL FUND

OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2019 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0621.001.1118 January 22, 2019

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/18/2019